                                                                      Exhibit 99

                         FORM 4 JOINT FILER INFORMATION
Name of
"Reporting Persons":          InterWest Partners VIII, L.P. ("IW8")
                              InterWest Investors VIII, L.P. ("II8")
                              InterWest Investors Q VIII, L.P. ("IIQ8")
                              InterWest Management Partners VIII, LLC ("IMP8")

                              Harvey B. Cash
                              Philip T. Gianos
                              W. Stephen Holmes
                              Gilbert H. Kliman

Address:                      2710 Sand Hill Road, Suite 200
                              Menlo Park, CA  94025

Designated Filer:             InterWest Partners VIII, L.P.

Issuer and Ticker Symbol:     Applied Genetics Technologies Corporation ("AGTC")

Date of Event:                April 1, 2014

Each of the following is a Joint Filer with InterWest Partners VIII L.P. ("IW8")
and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

InterWest Management Partners VIII, LLC ("IMP8") is the general partner of IW8,
II8, and IIQ8 and has sole voting and investment control over the shares owned by IW8, II8 and IIQ8. Harvey B. Cash, Philip T. Gianos, W. Stephen Holmes,
Gilbert H. Kliman, and Arnold L. Oronsky are Managing Directors of IMP8. Arnold
L. Oronsky, a Managing Director of IMP8 is also a Director of the Issuer, and has filed a separate Form 4 in his own name.

All Reporting Persons disclaim beneficial ownership of shares of Applied
Genetics Technologies Corporation stock held by IW8, II8, and IIQ8, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners
VIII, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder.
Each Reporting Person has appointed InterWest Management Partners VIII, LLC as its attorney in fact for the purpose of making reports relating to transaction in Applied Genetics Technologies Corporation Common Stock.

INTERWEST PARTNERS VIII, L.P.

By:    InterWest Management Partners VIII, LLC
       Its General Partner

By:    /s/ W. Stephen Holmes
       ------------------------------
       W. Stephen Holmes, Managing Director

INTERWEST INVESTORS VIII, L.P.

By:    InterWest Management Partners VIII, LLC
       Its General Partner

By:    /s/ W. Stephen Holmes
       ------------------------------
       W. Stephen Holmes, Managing Director

INTERWEST INVESTORS Q VIII, L.P.

By:    InterWest Management Partners VIII, LLC
       Its General Partner

By:    /s/ W. Stephen Holmes
       ------------------------------
       W. Stephen Holmes, Managing Director

INTERWEST MANAGEMENT PARTNERS VIII, LLC

By:    /s/ W. Stephen Holmes
       ------------------------------
       W. Stephen Holmes, Managing Director

Harvey B. Cash, an individual            W. Stephen Holmes, an individual
By: InterWest Management Partners        By: InterWest Management Partners VIII,
    VIII, LLC, as Attorney-in-Fact           LLC, as Attorney-in-Fact

By: /s/ Karen A. Wilson                  By: /s/ W. Stephen Holmes
   ----------------------------------    ----------------------------------
     Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual          Gilbert H. Kliman, an individual
By: InterWest Management Partners VIII,  By: InterWest Management Partners VIII,
    LLC, as Attorney-in-Fact                  LLC, as Attorney-in-Fact

By: /s/ Karen A. Wilson                  By: /s/ Karen A. Wilson
   ----------------------------------    ----------------------------------
     Karen A. Wilson, Power of Attorney   Karen A. Wilson, Power of Attorney